Exhibit 10.10

RENOVORX, INC.

AMENDMENT NO. 1 TO

2020 CONVERTIBLE PROMISSORY NOTES

THIS AMENDMENT NO. 1 (this “Amendment”) to each of those certain Convertible Promissory Notes (collectively, the “Notes”) issued prior to the date hereof pursuant to that certain Note Purchase Agreement dated March 31, 2020, by and among RenovoRx, Inc. (the “Company”) and certain investors of the Company listed on the signature pages thereto (the “Note Purchase Agreement”) is entered into as of this ____ day of March, 2021 (the “Effective Date”). Capitalized terms not defined herein have the meanings set forth in the Note Purchase Agreement or the Notes, as applicable.

RECITALS

A. The Company previously sold and issued the Notes to the Purchasers pursuant to the Note Purchase Agreement with a Maturity Date of March 31, 2021;

B. The Company and Purchasers representing the Requisite Holders have agreed to extend the Maturity Date to October 30, 2021;

C. Section 3(c) of the Notes provides that the Maturity Date may be extended with the mutual consent of the Company and the Requisite Holders; and

D. Section 6.6 of the Note Purchase Agreement and Section 11 of the Notes provides that any provision of the Notes may be amended or waived by the written consent of the Company and the Requisite Holders, and such amendment or waiver effected in accordance thereby shall be binding upon all parties including Purchasers and their permitted transferees.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers representing the Required Purchasers agree as follows:

1. Amendment of Section 3 of the Notes. Section 3(a) of each of the Notes is hereby amended and restated in its entirety as follows:

“(a) Maturity Date; Automatic Conversion upon a Qualified Financing. In the event that Payor issues and sells shares of its Equity Securities (as defined hereinafter) on or before October 30, 2021 (the “Maturity Date”), which shall be subject to extension as provided in Section 3(c) hereof, in an equity financing (including, without limitation, the initial public offering of the Company) with total proceeds to Payor of not less than ten million dollars ($10,000,000) (excluding the conversion of this Note, the other Notes and conversion or cancellation of other indebtedness) (a “Qualified Financing”), then the outstanding principal balance and any unpaid accrued interest on this Note shall automatically convert in whole without any further action by the Holder into such Equity Securities sold in the Qualified Financing at a conversion price equal to eighty percent (80%) of the price per share paid by the investors purchasing such Equity Securities in the Qualified Financing (other than the Holders), which in the case of the Company’s initial public offering shall be the price per share (prior to underwriting discounts and commissions) of the Company’s Common Stock sold in the initial public offering. For purposes of this Note, “Equity Securities” shall mean Payor’s Common Stock, Preferred Stock or any securities conferring the right to purchase Payor’s Common Stock, Preferred Stock or securities convertible into, or exchangeable for (with or without additional consideration), Payor’s Common Stock or Preferred Stock (excluding the Notes), in each case issued in the Qualified Financing, as the case may be, following the date hereof, except that such defined term shall not include any security granted, issued and/or sold by Payor to any employee, director or consultant in such capacity. In connection with the conversion of this Note into Equity Securities, the Payor and Holder shall further enter into such other agreements which the Payor enters into with the other investors in the Qualified Financing in which the Notes convert into Equity Securities. In addition, in the event that the Qualified Financing is the initial public offering of the Company, Holder shall enter into a lock-up agreement with the managing underwriters in such initial public offering (provided, that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements) and other related agreements necessary to consummate the Qualified Financing.”

2. Amendment of Other Provisions. Wherever necessary, all other terms of the Notes are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Notes shall remain in full force and effect.

3. Governing Law. This Amendment shall be governed and construed in accordance with and governed by the laws of the State of Delaware, without giving effect to any conflict or choice of law provision or rule that would have the effect of applying the laws of a different jurisdiction.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

COMPANY: RenovoRx, Inc.

Signature:
Print Name:	Shaun R. Bagai
Title:	Chief Executive Officer

(Amendment No. 1 to Convertible Promissory Note)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

PURCHASER:

Acorn Campus Taiwan II, LP

Signature:
Print Name:
Title:

(Amendment No. 1 to Convertible Promissory Note)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

PURCHASER:

Family Ventures LLC

Signature:
Print Name:
Title:

(Amendment No. 1 to Convertible Promissory Note)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

PURCHASER:

Sattva Group LLC

Signature:
Print Name:
Title:

(Amendment No. 1 to Convertible Promissory Note)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

PURCHASER:

[_________________][1]
Signature:
Print Name:
Title:

1 NTD: This blank page may be used for additional Purchasers signing the amendment. Remove brackets and enter the Purchaser’s name.

(Amendment No. 1 to Convertible Promissory Note)